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                              RONALD H. COLE
                            1120-B Elkton Drive
                   Colorado Springs, Colorado 80907-3568

November 8. 1995

R. Eugene Rider end
   Eva Forsberg-Rider
c/o Brown Disc Products Company
1120 B Elkton Drive
Colorado Springs. CO 80907-3568

         Re: Release of 45,000 shares from Irrevocable Proxy

Dear Gene end Eva:

  This will confirm my agreement with you to the effect that the 45,000 shares to be sold by you in Rule 144 transactions within the immediate future are, upon the sale of such shares, to be released from the provisions of that certain IRREVOCABLE PROXY dated as Of September 7, 1995 previously granted by you to the undersigned.

  Therefore, after such shares are sold, the Irrevocable Proxy will be adjusted to cover the remaining 1,302,410 shares of common stock in BROWN DISC PRODUCTS COMPANY, INC. owned by you.

                                    Sincerely,

                                    /s/ Ronald H. Cole
                                    --------------------
                                    Ronald H. Cole

Acknowledged:

/s/  R. E. Rider
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R. Eugene Rider

/s/  Eva Forsberg-Rider
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Eva Forsberg-Rider